                                                                      Exhibit 24



                                POWER OF ATTORNEY


      Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney has been signed by the following persons in the capacities and on the dates indicated. By so signing, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BankBoston Corporation (the "Corporation"), does hereby appoint Charles K. Gifford, William M. Crozier, Jr., Henrique de Campos Meirelles, Susannah Swihart, Kathleen M. McGillycuddy, Robert T. Jefferson and Gary A. Spiess, and each of them severally, or if more than one acts, a majority of them, his or her true and lawful attorneys or attorney to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Corporation, the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission (the "Commission") with respect to the shelf registration of $1,500,000,000 of debt and equity securities to be offered by the Corporation from time to time and all instruments necessary or incidental in connection therewith, and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the acts of said attorneys and each of them.


            SIGNATURE                      TITLE                               DATE
            ---------                      -----                               ----
                                           Chief Executive Officer and
                                           Director
/S/ CHARLES K. GIFFORD                     (Chief Executive Officer)           July 24, 1997
------------------------------------
        (Charles K. Gifford)

                                           Chairman of the Board of
/S/ WILLIAM M. CROZIER, JR.                Directors and Director              July 24, 1997
------------------------------------
     (William M. Crozier, Jr.)

                                           President and Chief Operating
/S/ HENRIQUE DE CAMPOS MEIRELLES           Officer and Director                July 24, 1997
------------------------------------
   (Henrique de Campos Meirelles)

                                           Chief Financial Officer
/S/ SUSANNAH M. SWIHRT                     (Chief Financial Officer)           July 24, 1997
------------------------------------
       (Susannah M. Swihart)


/S/ ROBERT T. JEFFERSON                    Comptroller                         July 24, 1997
------------------------------------       (Chief Accounting Officer)
       (Robert T. Jefferson)


            SIGNATURE                      TITLE                DATE
            ---------                      -----                ----

/S/ WAYNE A. BUDD                          Director             July 24, 1997
------------------------------------
          (Wayne A. Budd)

/S/ JOHN A. CERVIERI JR.                   Director             July 24, 1997
------------------------------------
       (John A. Cervieri Jr.)

/S/ WILLIAM F. CONNELL                     Director             July 24, 1997
------------------------------------
        (William F. Connell)

/S/ GARY L. COUNTRYMAN                     Director             July 24, 1997
------------------------------------
        (Gary L. Countryman)

/S/ ALICE F. EMERSON                       Director             July 24, 1997
------------------------------------
         (Alice F. Emerson)

/S/ THOMAS J. MAY                          Director             July 24, 1997
------------------------------------
          (Thomas J. May)

------------------------------------       Director                    , 1997
        (Donald F. McHenry)

/S/ PAUL C. O'BRIEN                        Director             July 24, 1997
------------------------------------
         (Paul C. O'Brien)

/S/ THOMAS R. PIPER                        Director             July 24, 1997
------------------------------------
         (Thomas R. Piper)

/S/ FRANCENE S. RODGERS                    Director             July 24, 1997
------------------------------------
       (Francene S. Rodgers)

/S/ JOHN W. ROWE                           Director             July 24, 1997
------------------------------------
           (John W. Rowe)

/S/ GLENN P. STREHLE                       Director             July 24, 1997
------------------------------------
        (Glenn P. Strehle)

/S/ WILLIAM C. VAN FAASEN                  Director             July 24, 1997
------------------------------------
      (William C. Van Faasen)

/S/ THOMAS B. WHEELER                      Director             July 24, 1997
------------------------------------
         (Thomas B. Wheeler)

/S/ ALFRED M. ZEIEN                        Director             July 24, 1997
------------------------------------
         (Alfred M. Zeien)
